Exhibit 10.4

AMETEK, INC.

2011 OMNIBUS INCENTIVE COMPENSATION PLAN

GLOBAL NON-QUALIFIED STOCK OPTION AGREEMENT

GLOBAL NON-QUALIFIED STOCK OPTION AGREEMENT, including any special terms and conditions for the Recipient’s country as set forth in the addendum (“Addendum”) attached hereto (collectively, the “Agreement”), by and between AMETEK, Inc., a Delaware corporation (the “Company” or “AMETEK”), and the Non-Qualified Stock Option (“Option”) recipient (the “Optionee”). The Optionee hereby acknowledges receipt of the Option, with the number of shares and on the grant date as recorded in AMETEK’s stock administrator’s system, and that the Option has been issued under the terms and conditions of the 2011 Omnibus Incentive Compensation Plan of AMETEK, Inc. (the “Plan”). The Optionee further agrees to conform to all of the terms and conditions of the Option and the Plan, and that all decisions and determinations of the Committee shall be final and binding. Capitalized terms not otherwise defined in the Agreement shall have the same meanings as defined in the Plan.

THIS CERTIFIES THAT the Optionee is hereby granted the Option to purchase fully paid and non-assessable shares of the common stock, $.01 par value, (the “Common Stock”) of the Company, upon and subject to the Plan and the following terms and conditions:

1.    This Option shall expire no later than ten (10) years from the date hereof (hereinafter called the “Expiration Date”).

2.    This Option shall not be transferable other than by will or applicable laws of decent and distribution to the extent hereinafter set forth and may be exercised or surrendered during the Optionee’s lifetime only by the Optionee hereof.

3.    Except as set forth in Paragraph 7 below, this Option shall become vested and exercisable by the Optionee in three equal annual installments on the first three anniversaries from the grant date hereof, as to one-third of the total number of Options granted on each such anniversary, subject to the Optionee’s continuous employment or service relationship with the Company or its Subsidiaries.

4.    To the extent vested and exercisable in accordance with Paragraph 3 above, this Option may be exercised from time to time in accordance with the procedures of the Company’s stock plan administrator; provided, however, that this Option may not be exercised at any time when this Option or the granting or exercise thereof violates any law or governmental order or regulation, and in no event may the Option be exercised after the Expiration Date or such earlier expiration pursuant to Paragraph 7 below.

5.    Payment for the stock purchased pursuant to any exercise of this Option shall be made in full at the time of the exercise of the Option by any one or more of the following methods: (a) by check payable to the order of the Company’s stock plan administrator, (b) by wire transfer of funds to the Company’s stock plan administrator, (c) by cashless exercise, (d) by the delivery to the Company of shares of Common Stock of the Company which shall be valued at their Fair Market Value on the date of exercise of the Option, unless prohibited by the laws or regulations in an applicable jurisdiction, (e) by withholding shares of Common Stock having a value equal to (i) the exercise price for the Option and (ii) the withholding taxes that are due from the Optionee, from the number of shares that would otherwise be delivered upon a cash exercise of the Option, unless prohibited by the laws or regulations in an applicable jurisdiction, or (f) by such other method as the Committee may permit from time to time, including payment through a designated broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; provided however, that the Optionee may not use any shares of Common Stock acquired pursuant to the exercise of an Option unless the Optionee has beneficially owned the shares for at least six (6) months.

6.    To the extent that this Option is not exercised in full prior to its Expiration Date or earlier expiration pursuant to Paragraph 7 below, it shall terminate and become void and of no effect. The Optionee is solely responsible for any election to exercise the Option, and the Company has no obligation to provide notice to the Optionee of any matter, including, but not limited to, the date the Option expires. Neither the Company nor any Subsidiary has any liability in the event of the Optionee’s failure to timely exercise any vested Option prior to its expiration.

7.    If the Optionee shall voluntarily or involuntarily leave the employ or service of the Company and its Subsidiaries, this option shall terminate forthwith, except the Optionee shall have until the end of the three (3)-month period following the cessation of the Optionee’s employment with or service to the Company and its subsidiaries, and no longer, to exercise any unexercised option the Optionee could have exercised on the day on which the Optionee left the employ or service of the Company and its subsidiaries. Notwithstanding the foregoing, any remaining unexercised option shall be exercisable: (a) if the Optionee’s cessation of employment or service is due to (i) the Optionee’s retirement after the completion of at least two (2) full years of employment or service with the Company or its subsidiaries and the attainment of age sixty-five (65), (ii) the Optionee’s death, or (iii) the Optionee’s Disability at the date of the Optionee’s cessation of employment or service, provided that such exercise is accomplished prior to the expiration date; or (b) if the Optionee’s cessation of employment or service occurs in connection with a Change of Control provided that such exercise is accomplished (i) prior to the expiration date and (ii) within one (1) year of the Optionee’s termination of employment or service.

For purposes of grants to Optionees outside the United States, if the Company receive a legal opinion that there has been a legal judgment and/or legal development in an applicable jurisdiction that likely would result in the favorable treatment that applies to Options under the Plan being deemed unlawful and/or discriminatory, the Company, in its sole discretion, shall have the power and authority to revise or strike certain provisions of the Agreement, including this Paragraph 7, to the minimum extent necessary to make it valid and enforceable to the full extent permitted under the law.

8.    For purposes of the Option, the Optionee’s termination of employment or service will be deemed to occur (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any) as of the date the Optionee is no longer actively providing services to the Company or one of its subsidiaries and will not be extended by any notice period (i.e., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under the employment laws in the jurisdiction where the Optionee is employed or the terms of his or her employment agreement, if any) (the “Termination Date”). Unless otherwise provided in this Agreement or determined by the Company, the Optionee’s right to vest in the Option under the Plan, if any, will terminate as of the Termination Date and Optionee’s right, if any, to exercise the Option after a termination of employment or service will be measured from the Termination Date. In case of any dispute as to whether and when a termination of employment or service has occurred, the Committee will have sole discretion to determine whether such termination of employment or service has occurred and the effective date of such termination of employment or service (including whether the Optionee may still be considered to be actively providing services while on a leave of absence).

9.    If prior to the exercise of this Option, there shall be declared and paid a stock dividend upon the Common Stock of the Company, or if such stock shall be split-up, converted, exchanged, reclassified, or in any way substituted for, this Option, to the extent that it has not been exercised, shall entitle the Optionee, upon the future exercise of this Option, to such number and kind of securities or other property, subject to the terms of the Option and the Plan, to which the Optionee would be entitled had the Optionee actually owned the stock subject to the unexercised portion of the Option at the time of such stock dividend, split-up, conversion, exchange, reclassification or substitution; and the aggregate purchase price upon the future exercise of the Option shall be the same as if shares of Common Stock of the Company originally granted were being purchased as provided herein.

9.    Notwithstanding any other provision of the Plan or the Agreement, unless there is an exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock, the Company may postpone the issuance and delivery of shares of Common Stock upon any exercise of this Option until the completion of any registration or qualification of the shares of Common Stock under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange

Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Optionee understands that the Company is under no obligation to register or qualify the shares of Common Stock with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of shares of Common Stock. Further, the Optionee agrees that the Company shall have unilateral authority to amend the Agreement without his or her consent, to the extent necessary to comply with securities or other laws applicable to the issuance of shares of Common Stock.

10.    The grant of this Option shall not confer upon the Optionee the right to be retained by or in the employ or service of the Company or its subsidiaries and shall not interfere in any way with the right of the Company or its subsidiaries to terminate the Optionee’s employment or service at any time.

11.    This Option is granted subject and pursuant to the provisions of the Plan, the terms of which are incorporated herein by reference. The grant and exercise of this Option are subject to interpretations and determinations by the Committee in accordance with the terms of the Plan. The Optionee acknowledges by virtue of the acceptance, the provisions of the current prospectus which is available and accessible through the stock administrator’s system, of the Company relating to the shares covered under the Plan. A determination of the Committee as to any questions which may arise with respect to the interpretation of the provisions of this Option and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable.

12.    The Optionee acknowledges and agrees that regardless of any action taken by the Company, or if different, the subsidiary or Affiliate for which the Optionee provides services (the “Employer”), with respect to any or all income tax (including U.S. federal, state and local tax and/or non-U.S. tax), social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company and/or the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Options, including but not limited to the grant, vesting or settlement of awards, or the subsequent sale of shares of Common Stock acquired under the Plan; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the award to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve a particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction, the Optionee acknowledges and agrees that the Company or Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to Tax-Related Items by one or a combination of the following:

a.    withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company or the Employer;

b.    withholding from the proceeds of the sale of shares of Common Stock acquired at exercise either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization) without further consent;

c.    withholding shares of Common Stock to be issued upon exercise of the Option, provided the Company only withholds the amount of shares of Common Stock necessary to satisfy no more than the maximum statutory withhold amounts; or

d.    any other method approved by the Committee and permitted by applicable laws.

Notwithstanding the foregoing, if the Optionee is subject to Section 16(b) of the Exchange Act, the Company shall not have discretion to withhold shares of Common Stock from the shares of Company to be issued upon exercise of the Option, as described herein.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Optionee may receive a refund of any over-withheld amount in cash (with no entitlement to shares of Common Stock), or, if not refunded, the Optionee may seek a refund from local tax authorities. If the obligation for Tax-Related Items is satisfied by withholding shares of Common Stock, for tax purposes, the Optionee is deemed to have been issued the full number of shares of Common Stock, notwithstanding that a number of shares of Common Stock are held back solely for purposes of paying the Tax-Related Items.

Finally, the Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Common Stock or the proceeds from the sale of shares of Common Stock, if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

13.    In accepting the Option, the Optionee acknowledges, understands and agrees that: (i) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan; (ii) the grant of the Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants or benefits in lieu of Options, even if such awards have been granted in the past; (iii) all decisions with respect to future awards, if any, will be at the sole discretion of the Company, (iv) the grant of the Option and the Optionee’s participation in the Plan shall not be construed as creating any contract of employment between the Company and the Optionee and does not entitle the Optionee to any benefit other than granted under this Agreement; (v) the Optionee is voluntarily participating in the Plan; (vi) the Option and shares of Common Stock subject to the Option, and the income from and value of same, are not intended to replace any pension rights or compensation; (vii) the Option and the shares of Common Stock subject to the Option, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments; (viii) the future value of the shares of Common Stock underlying the Option is unknown, indeterminable and cannot be predicted with certainty; (ix) if the underlying shares of Common Stock do not increase in value, the Option will have no value; (x) if the Optionee exercises the Option and acquires shares of Common Stock, the value of such shares of Common Stock may increase or decrease, even below the exercise price; (xi) no claim or entitlement to compensation or damages will arise form the forfeiture of the Option resulting from the Optionee’s termination of employment or service (regardless of the reason for such termination of employment or service and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any); (xii) unless otherwise agreed with the Company, the Option and shares of Common Stock subject to the Option, and the income from and value of same, are not granted as consideration for, or in connection with the service the Optionee may provide as a director of a subsidiary or Affiliate; and (xiii) neither the Company, the Employer or any subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. Dollar that may affect the value of the Option or any amounts due to the Optionee pursuant to the exercise of the Option or the subsequent sale of any shares of Common Stock acquired upon exercise.

14.    The Optionee hereby explicitly, voluntarily and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other Plan materials by and among, as applicable, the Employer, the Company and any other subsidiary or Affiliate for the exclusive purposes of implementing, administering and managing the Optionee’s participation in the Plan.

The Optionee understands that the Company and the Employer may hold certain personal information about the Optionee, including but not limited to the Optionee’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Options or any other entitlement to Common Stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”), for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

The Optionee understands that Data may be transferred to Schwab Stock Plan Services, which may assist the Company (presently or in the future) with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United State or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her employment or service relationship will not be affected; the only consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant the Options or other equity awards to the Optionee or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

Finally, the Optionee understands that the Company may rely on a different legal basis for the processing and/or transfer of Data in the future and/or request the Optionee to provide another data privacy consent. If applicable and upon request of the Company, the Optionee agrees to provide an executed acknowledgement or data privacy consent form to the Company or the Employer (or any other acknowledgements, agreements or consents) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in the Optionee’s country, either now or in the future. The Optionee understands that he or she will not be able to participate in the Plan if he or she fails to execute any such acknowledgement, agreement or consent requested by the Company and/or the Employer.

15.     The Optionee recognizes and acknowledges that, by reason of the Optionee’s employment by and service to the Company or an Affiliate, the Optionee has had and will continue to have access to confidential information of the Company and its Affiliates, including, without limitation, information and knowledge pertaining to products and services offered, innovations, designs, ideas, plans, trade secrets, proprietary information, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its Affiliates and other distributors, customers, clients, suppliers and others who have business dealings with the Company and its Affiliates (“Confidential Information”). The Optionee acknowledges that such Confidential Information is a valuable and unique asset and covenants that the Optionee will not, either during or after the Optionee’s employment by the Company, use or disclose any such Confidential Information except to authorized representatives of the Company or as required in the performance of the Optionee’s duties and responsibilities. The Optionee shall not be required to keep confidential any Confidential Information which (i) is or becomes publicly available through no fault of the Optionee, (ii) is already in the Optionee’s possession (unless obtained from the Company or an Affiliate or one of its customers) or (iii) is required to be disclosed by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the Optionee shall provide the Company written notice of any such order prior to such disclosure to the extent practicable under the circumstances and permitted by applicable law. Further, the Optionee shall be free to use and employ the Optionee’s general skills, know-how and expertise, and to use, disclose and employ any contact information, generalized ideas, concepts, know-how, methods, techniques or skills, including, without limitation, those gained or learned during the course of the performance of the Optionee’s duties and responsibilities hereunder, so long as the Optionee applies such information without disclosure or use of any Confidential Information. Upon the Optionee’s Separation from Service, the Optionee will return (or destroy, if requested by Company) all Confidential Information to the Company to the fullest extent possible.

16.     During the Optionee’s employment and at any time thereafter, the Optionee agrees not to at any time make statements or representations, orally or in writing, that disparage the commercial reputation, goodwill or interests of the Company (or an Affiliate), or any current or former employee, officer, or director of the Company (or an Affiliate). Nothing in this Agreement shall limit or otherwise prevent (i) any person from providing truthful testimony or information in any proceeding or in response to any request from any governmental agency or any judicial, arbitral or self-regulatory forum or as otherwise required by law; (ii) either party from enforcing the other terms of this Agreement; (iii) the Company (or an Affiliate) from reviewing the Optionee’s performance, conducting investigations and otherwise acting in compliance with applicable law, including making statements or reports in connection therewith, or making any public filings or reports that may be required by law; (iv) the Optionee from the performance of the Optionee’s duties while employed by the Company (or an Affiliate); or (v) the Optionee from making a report to any governmental agency or entity, including but not limited to, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Department of Justice, the Securities and Exchange Commission, the Congress and any agency Inspector General, if the Optionee has a reasonable belief that there has been a potential violation of federal or state law or regulation or from making other disclosures that are protected under the whistleblower provisions of any applicable federal or state law or regulation. No prior authorization to make any such reports or disclosures is required and the Optionee is not required to notify the Company that Optionee has made such reports or disclosures. Optionee, however, may not waive the Company’s (or an Affiliate’s) attorney-client privilege.

17.    If the Optionee resides in a country outside the United States, or is otherwise subject to the laws of a country other than the United States, the Option and shares of Common Stock acquired under the Plan shall be subject to the additional terms and conditions for the Optionee’s country set forth in the Addendum. Moreover, if the Optionee relocates to one of the countries in the Addendum, the special terms and conditions for such country will apply to the Optionee, to the extend the Company determines that application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of the Agreement.

18.    If the Optionee has received the Agreement or any other document related to the Options and/or the Plan translated into a langauge other than English and if the meaning of the translated version is different than the English version, the English version will control.

19.    The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on the Options, and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

20.    The Optionee acknowledges that a waiver by the Company of any provision of the Agreement shall not operate or be construed as a waiver of any other provision of the Agreement, or of any subsequent breach by the Optionee or any other participant in the Plan.

21.    The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line electronic system established and maintained by the Company or a third party designated by the Company.

22.    The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, then such provisions will be enforced to the maximum extent possible and other provisions will remain fully effective and enforceable.

23.    The validity, construction, interpretation and effect of the terms and conditions of this Option shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit and consent to the sole and exclusive jurisdiction of the State of Pennsylvania, United States of America and agree that such litigation will be conducted in Chester County, or the federal courts for the United States for the District of Pennsylvania and no other courts.

24.    The Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect the Optionee’s ability to acquire or hold shares of Common Stock acquired under the Plan or cash received from participating in the Plan in a brokerage or bank account outside of Optionee’s country. The Optionee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Optionee may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to the Optionee’s country through a designated bank or broker within a certain time after receipt. The Optionee acknowledges that it is his or her responsibility to be compliant with such regulations and the Optionee should speak to his or her personal advisor on this matter.

25.    The Optionee acknowledges that that, depending on his or her country of residence, or broker’s country of residence, or where the shares of Common Stock are listed, the Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to accept, acquire, sell or attempt to sell or otherwise dispose of shares of Common Stock, rights to shares of Common Stock or rights linked to the value of shares of Common Stock, during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by laws or regulations in the applicable jurisdiction of the Optionee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee places before possessing inside information. Furthermore, the Optionee may be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities (third parties include fellow employees). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is his or her responsibility to comply with any applicable restrictions as well as any applicable Company insider trading policy, and the Optionee is advised to speak to his personal advisor on this matter.

26.    The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendation regarding the Optionee’s participation in the Plan, or his or her acquisition of shares of Common Stock. The Optionee should consult with his or her own tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.